EXHIBIT 10.14


                         SECURITIES PURCHASE AGREEMENT

                                     among

                               BIOENVISION, INC.

                                      and

                               BIOACCELERATE INC.

                          Dated: As of March 24, 2000

         THIS SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of the 24th day of March 2000, is entered into by and among BIOENVISION, INC., a Delaware corporation (the "Company"); and BIOACCELERATE INC., a company organized under the laws of the British Virgin Islands (the "Investor").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Company desires to sell to the Investor, and the Investor desires to purchase from the Company, shares of the Company's common stock, par value $.001 (the "Common Stock") at $2.75 per share upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

1.       AUTHORIZATION OF ISSUE.
         -----------------------

         The Company has authorized the issuance and sale to an "accredited investor" as that term is defined pursuant to Regulation D ("Regulation D") of the Securities Act of 1933, as amended (the "Securities Act"), of up to 2,181,818 shares of its Common Stock against payment to the Company of US$6,000,000.

2.       ISSUANCE OF SHARES OF COMMON STOCK
         ----------------------------------

         (a) Issuance of Initial Shares. On the terms and subject to the conditions hereinafter set forth, on the date of the Initial Closing (as hereinafter defined), the Company will issue and sell to the Investor, 727,272 shares of Common Stock (the "Initial Shares") against payment of the consideration for those shares described below.

         (b) Purchase Price; Payment of the Initial Shares. The purchase price for the Initial Shares to be purchased pursuant to this Agreement shall be US$2.75 per share, or the sum of US$2,000,000 for all 727,272 shares of the Common Stock. The purchase price for the Initial Shares shall be paid by the Investor to the Company at the Initial Closing by wire transfer of immediately available funds to the bank account of the Company specified by the Company to the Investor. The purchase price shall be payable by the Investor against delivery of certificates evidencing the shares of Common Stock being purchased by the Investor, all of which shall be registered in the name of the Investor.

3.       ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK
         ---------------------------------------------

         (a) Issuance of Milestone I Shares. On the terms and subject to the conditions hereinafter set forth, the Investor shall have the option to purchase an additional 727,273 shares of Common Stock (the "Milestone I Shares") at any time through and including the Milestone I Shares Option Expiration Date (as hereinafter defined).

         (b) Issuance of Milestone II Shares. On the terms and subject to the conditions hereinafter set forth, the Investor shall have the option to purchase an additional 727,272 shares of Common Stock (the "Milestone II Shares") at any time through and including the Milestone II Shares Option Expiration Date (as hereinafter defined). For purposes of this Agreement, the Initial Shares, the Milestone I Shares and the Milestone II Shares are sometimes herein referred to as the "Shares".

         (c)      Notice and Exercise of Options.
                  -------------------------------

                  (i) The Investor may exercise its option to purchase the Milestone I Shares as set forth in paragraph (a) above in whole, but not in part, at any time from the date hereof through 5:00 pm London time on the Milestone I Shares Option Expiration Date (the "Milestone I Shares Option Term"), by delivering to the Company (i) written notice, executed by an authorized officer of the Investor, of the Investor's election to exercise the option (the "Exercise Notice I"), which Exercise Notice I must be received by the Company at its address for notices pursuant to this Agreement prior to the Milestone I Shares Option Expiration Date, and (ii) payment to the Company in immediately available funds of the purchase price for the Milestone I Shares pursuant to paragraph (d) below.

                  (ii) The Investor may exercise its option to purchase the Milestone II Shares as set forth in paragraph (b) above in whole, but not in part, at any time from the date hereof through 5:00 pm London time on the Milestone II Shares Option Expiration Date (the "Milestone II Shares Option Term"), by delivering to the Company (i) written notice, executed by an authorized officer of the Investor, of the Investor's election to exercise the option (the "Exercise Notice II"), which Exercise Notice II must be received by the Company at its address for notices pursuant to this Agreement prior to the Milestone II Shares Option Expiration Date, and (ii) payment to the Company in immediately available funds of the purchase price for the Milestone I Shares pursuant to paragraph (d) below.

         (d)      Purchase Price; Payment for Shares.
                  -----------------------------------

                  (i) The purchase price for the Milestone I Shares to be purchased pursuant to this Agreement shall be $2.75 per share, or the sum of $2,000,000 for all 727,273 shares of the Common Stock.

                  (ii) The purchase price for the Milestone II Shares to be purchased pursuant to this Agreement shall be $2.75 per share, or the sum of $2,000,000 for all 727,273 shares of the Common Stock.

                  (iii) The purchase price for the Milestone I Shares or the Milestone II Shares shall be paid by wire transfer of immediately available funds to the bank account of the Company. The purchase price shall be payable by the Investor against delivery of certificates evidencing the shares of Common Stock being purchased by the Investor, all of which shall be registered in the name of the Investor.

         (e)      Option Expiration Date.
                  -----------------------

                  (i) The Company shall within five (5) business days after the conditions set forth on Exhibit A have been achieved, send to the Investor a written notice (the "Company Notice I") stating that such conditions set forth on Exhibit A have been achieved. The Milestone I Shares Option Expiration Date shall be the 30th day after the delivery of Company Notice I. to the Investor (or, if the 30th day is not a business day, the next succeeding business day). For purposes of this Agreement, a "business day" shall be any day which is not a Saturday, Sunday, or other day on which commercial banks in New York, New York and London, England and not required or authorized by law to be closed.

                  (ii) The Company shall within five (5) business days after the conditions set forth on Exhibit B have been achieved, send to the Investor a written notice (the "Company Notice II") stating that such conditions set forth on Exhibit B have been achieved. The Milestone II Shares Option Expiration Date shall be the 30th day after the delivery of Company Notice II. to the Investor (or, if the 30th day is not a business day, the next succeeding business day).

         (f) Options Not Transferable. Neither the Milestone I Shares Option nor the Milestone II Shares Option, or any right or interest therein, shall be transferable, directly or indirectly (including, without limitation, by disposition, directly or indirectly, of assets or ownership interests of the Investor, whether by sale, merger, reorganization or otherwise), in whole or in part, to any person or entity, whether by contract, by operation of law, or otherwise, and any attempt to do the same or the existence of any condition which would tend to do the same shall automatically result in the applicable Milestone I Shares Option or Milestone II Shares Option being void and terminated, ab initio.

4.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
         ----------------------------------------------

         The Company hereby represents and warrants to the Investor, as follows:

         (a) Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, with full corporate power and authority to own its properties and carry on its business as now being conducted.

         (b) Capitalization of the Company. The authorized, issued and outstanding capital stock of the Company is substantially as described on the Company's Form 10-KSB for the fiscal year ended June 30, 1999 (the
"Form 10-KSB") and the Company's quarterly reports filed with the United States Securities and Exchange Commission ("SEC"). The Company's Form 10-KSB and all other documents and reports filed by the Company with the SEC since September 1, 1998 (the "SEC Documents") have been made available to the Investor or its representatives on the Internet or otherwise.

         (c) Authorization, Execution and Effect of Agreements. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and all other agreements and instruments heretofore or hereafter executed and delivered by it pursuant to or in connection with this Agreement (collectively, the "Transaction Documents"). The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company. This Agreement and the other Transaction Documents have each been duly executed and delivered and constitutes, and upon execution and delivery in accordance herewith each other agreement or instrument executed and delivered by the Company pursuant hereto, will constitute, the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject in each such case, to applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

         (d) Conflicting Agreements and Other Matters. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents, and all other agreements and instruments heretofore or hereafter to be executed and delivered by the Company in connection with the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, and compliance by the Company with the terms and provisions hereof and thereof applicable to it, including the issuance and sale of the Shares, does not and will not (i) violate any provision of any law, rule, regulation, order, writ, judgment, decree, administrative determination or award having applicability to the Company, (ii) conflict with or result in a breach of or constitute a default under the Certificate of Incorporation or By-Laws of the Company, or any indenture or loan or credit agreement, or any other material agreement or instrument, to which the Company is a party or by which the Company or any of its properties are bound or affected, or (iii) result in, or require the creation or imposition of, any lien upon or with respect to any of the properties now owned by the Company or hereafter acquired by the Company.

         (e) Financial Information. The (i) audited financial statements of the Company for the fiscal years ended June 30, 1999 and June 30, 1998 as set forth in the Form 10-KSB, as amended, and (ii) the unaudited financial statements of the Company for the six months ended December 31, 1999 as set forth in its Form 10-QSB, were prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, and fairly present the financial condition and results of operations of the Company for the periods indicated therein; provided, that the unaudited financial statements do not contain certain footnote disclosures required under GAAP for audited financial statements and are subject to year end audit adjustments, none of which are material.

         (f) Use of Proceeds. The proceeds to the Company from the sale of the Shares shall be used for general working capital purposes.

         (g) Accuracy of all SEC Public Filings. All SEC Reports available to the Investor on the Internet or otherwise did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except as corrected in subsequent filings available to the Investor on the Internet or otherwise. The Company filed all required forms, reports and documents with the SEC required to be filed by it pursuant to the Securities Act and the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), all of which complied at the time of filing in all material respects with all applicable requirements of the Securities Act and the Exchange Act.

5.       REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.
         -----------------------------------------------

         The Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

         (a) The Investor is acquiring the Shares for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such securities. Further, the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares for which the Investor is subscribing.

         (b) The Investor has full power and authority to enter in to this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Investor.

         (c) The Investor acknowledges its understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of regulations promulgated thereunder. In furtherance thereof, the Investor represents and warrants to and agrees with the Company and its affiliates as follows:

                  (i) The Investor is an "accredited" investor as that term is defined pursuant to Regulation D promulgated under the Securities Act. The Investor realizes that the statutory basis for the offering exemption would not be present if the Investor intended to hold the Shares for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. Accordingly, the Investor does not have in mind merely acquiring the Shares for fixed or determinable period in the future and is not otherwise acquiring with a view to distribute the Shares;

                  (ii) The Investor has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company; and

                  (iii) The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investments in the Shares. If other than an individual, the Investor also represents it has not been organized for the purpose of acquiring the Shares.

         (d)      The Investor:
                  -------------

                  (i) Has been provided an opportunity for a reasonable time prior to the date hereof to obtain additional information concerning the offering of the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense;

                  (ii) Has been given the opportunity for a reasonable time prior to the date hereof to ask questions or, and receive answers from, the Company or its representatives concerning the terms and conditions of the offering of the Shares and other matters pertaining to this investment, and have been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information necessary to verify the accuracy of the information which was provided in order for it to evaluate the merits and risks of purchase of Shares to the extent to Company possesses such information or can acquire it without unreasonable effort to expense; and

                  (iii) Has determined that the Shares are a suitable investment for the Investor and that at this time the Investor could bear a complete loss of such investment.

         (e) The Investor is not relying on the Company, or any of its affiliates or representatives with respect to economic considerations involved in this investment. The Investor is capable of evaluating the merits and risks of an investment in the Shares on the terms and conditions set forth herein.

         (f) The Investor represents, warrants and agrees that it will not sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom and fully understands and agrees that it must bear the economic risk of its purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available prior to such sale, pledge, assignment or other disposition. In particular, the Investor is aware that the Shares, when issued, will be "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Investor also understands that, except as otherwise provided herein, the Company is under no obligation to register the Shares on its behalf or to assist it in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Investor further understands that sales or transfers of the Shares are further restricted by applicable state securities laws and the provisions of this Agreement. The Investor consents that the Company may, if it desires, permit the transfer of the Shares out of its name only when the request for transfer is accompanied by an opinion of counsel, which counsel and opinion are reasonably satisfactory to counsel to the Company, that neither the sale nor the proposed transfer results in a violation of the Securities Act.

         (g) No representations or warranties have been made to the Investor by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Shares the Investor is not relying upon any representations other than those contained herein.

         (h) Any information which the Investor has heretofore furnished to the Company with respect to its financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information it will immediately furnish such revised or corrected information to the Company.

         (i) The Investor understands that an investment in the Shares is a speculative investment which involves a high degree of risk of loss of its entire investment.

         (j) The Investor's overall commitment to investments which are not readily marketable is not disproportionate to the Investor's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

         (k) The Investor consents to the placing of legends and stop-transfer orders with the transfer agent of the Company's securities with respect to any Shares that may be registered in the name of the Investor or beneficially owned by the Investor.

         (l) The Investor understands that no federal or state agency has made any finding or determination regarding the fairness of the offering of the Shares or any recommendation or endorsement of the offering of the Shares.

         (m) The Investor is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation or a subscription by a person or entity not previously known to the Investor in connection with investments in securities generally.

         (n) Neither the execution, delivery nor performance of this Agreement or any other required documents by the Investor violates or conflicts with or creates (with or without the giving of notice or the lapse of time, or both) a default under, or a lien or encumbrance upon, any of the Investor's assets or properties pursuant to, or requires the consent, approval, or order of any government or governmental agency or other person or entity under (x) any note, indenture, lease, license or other material agreement to which the Investor is a party or by which it or any of its assets or properties is bound or (y) any statute, law, rule, regulation or court decree binding upon or applicable to the Investor or its asset or properties. If the Investor is not a person, the execution and delivery by the Investor of this Agreement or any other required documents have been duly authorized by all necessary corporate or other action on behalf of the Investor and such investment will not constitute a breach or violation of, or default under, the charter or by-laws or equivalent governing documents of the Investor.

         (o) The Investor has consulted its own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Shares and has not relied on this Agreement, the Company or the Company's officers, directors, affiliates or professional advisors for advice as to such consequences.

         (p) THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, FRAUD, OR OTHERWISE) IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER REQUIRED DOCUMENTS OR THE UNDERSIGNED'S PURCHASE OF THE SUBJECT UNITS.

         (q) The Investor acknowledges and agrees that all information, written and oral, concerning the Company furnished from time to time to the Investor, including this Agreement and any other required documents, is provided on a confidential basis. The Investor further acknowledges and agrees that it shall not disclose such information, other than where such disclosure is required by law or where such information is already available to the public other than as a result of disclosure by the Investor, to anyone other than the Investor's officers, directors, employees, legal counsel, accountants, or authorized agents or advisors, who shall agree in writing to be bound by the provisions of this paragraph.

6.       COVENANTS.
         ----------

         The Company agrees to comply with all of the covenants and agreements on the part of the Company to be performed under the terms of the Transaction Documents.

7.       FINANCIAL STATEMENTS AND INSPECTION.
         ------------------------------------

         (a) For as long as the Investor owns Shares which are not covered by an effective Registration Statement filed with the SEC under the Securities Act to permit the sale of those Shares, the Company will furnish to the Investor copies of all Form 10-KSB Annual Reports and Form 10-QSB Quarterly Financial Reports filed by the Company with the SEC.

8.       TRANSFER OF SHARES.
         -------------------

         (a) Permissible Transfers. The Investor acknowledges that the Company's securities being issued and sold to it hereunder are being so issued and sold in transactions which are exempt from the registration requirements of the Securities Act of 1933, as amended. None of the Shares may be distributed, transferred, or otherwise disposed of by the Investor except pursuant to an effective Registration Statement under such Act which is current with respect to the securities offered thereby, or pursuant to an applicable exemption therefrom, and pursuant to applicable "Blue Sky" or state securities laws or an applicable exemption therefrom.

         (b) Legend. The Company shall cause to be set forth on the certificates representing any Shares a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. No transfer of such shares shall be valid or effective except in accordance with an effective registration statement covering such shares or an opinion of counsel acceptable to the Company that registration of such shares is not required pursuant to the applicable requirements of the Securities Act of 1933, as amended."

9.       REGISTRATION RIGHTS.
         --------------------

         (a) Piggyback Registration Rights. If at any time or from time to time, the Company shall determine to register any of its Common Stock, for its own account or the account of any of its stockholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to an SEC Rule 145 transaction, a transaction relating solely to the sale of debt or convertible debt instruments or a registration on any form (other than Form S-1, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Common Stock, the Company will:

                  (i) give to the Investor written notice thereof as soon as practicable prior to filing the registration statement; and

                  (ii) include in such registration and in any underwriting involved therein, all the Shares specified in a written request, made within fifteen (15) days after receipt of such written notice from the Company by the Investor, provided that in no event shall Piggyback Registration Rights apply to any shares (i) if the Investor is then permitted to sell those shares pursuant to Rule 144 or a similar rule or (ii) if the Investor seeks to register shares then having a fair market value of less than US$500,000.

         (b) Registrations Involving an Underwriting. If the registration is for a registered public offering involving an underwriting, the Company shall so advise the Investor as a part of the written notice given pursuant to subsection 9(a)(i). In such event, the right of the Investor to registration pursuant to Section 9 shall be conditioned upon the Investor's participation in such underwriting and the inclusion of the Investor's Shares in the underwriting to the extent provided herein. Should the Investor propose to distribute its securities through such underwriting, it shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 9, if a managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Shares to be included in the registration and underwriting. The Company shall so advise the Investor and the other persons distributing their securities through such underwriting pursuant to Shares and other securities that may be included in the registration and underwriting shall be allocated among the Investor and other persons in proportion, as nearly as practicable, to the respective percentage of the Company held by the Investor and other securities held by other persons at the time of the filing of the registration statement. If the Investor disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         (c) Expenses. All reasonable expenses for registrations pursuant to this Section 9, including, without limitation, printing expenses, expenses of compliance with blue sky laws (provided that the Company shall not be obligated to comply with the blue sky laws of an unreasonable number of jurisdictions and, in no event, more than ten (10) states), fees and disbursements of counsel for the Company and expenses of any audits incidental to or required by any such registration statement, shall be borne by the Company, except that (i) all expenses, fees and disbursements of any counsel retained by the Investor shall be borne entirely by the Investor, and (ii) all registration and filing fees and all brokerage and selling commissions shall be borne by the Investor, in pro rata fashion, according to the quantity of its Shares so registered.

         (d) Additional Instruments, etc. It shall be a condition to the Company's obligations pursuant to this Section that the Investor shall enter into customary agreements concerning indemnification, etc., and complete such other steps as are customarily required of selling shareholders. Notwithstanding anything to the contrary contained herein, the Company shall not be required to qualify to do business as a foreign company in any jurisdiction in order to permit the sale of shares by the Investor in such jurisdiction.

10.      CONDITIONS PRECEDENT TO EACH CLOSING OR EXERCISE OF OPTIONS.
         -----------------------------------------------------------

         (a) Conditions Precedent to Obligations of the Company. The obligation of the Company to issue and sell the Shares hereunder is subject to the fulfillment on or prior to the date of each Closing or the date of exercise of any option hereunder of the following conditions:

                  (i) The representations and warranties made by the Investor herein shall be true and correct in all material respects on and as of date of each Closing and exercise with the same effect as though such representations and warranties had been made on and as of such date.

                  (ii) The sale of the Shares by the Company shall not be prohibited or enjoined (temporarily or permanently) as of the date of each Closing or exercise date.

                  (iii) The purchase of the Shares agreed to be purchased by such Investor hereunder shall not be prohibited or enjoined (temporarily or permanently) under the laws of any jurisdiction to which such Investor is subject.

                  (iv) All legal matters incident to the transactions contemplated by this Agreement shall have been reasonably approved by counsel to the Company.

                  (v) The Company shall have received payment in full for the Initial Shares, the Milestone I Shares or the Milestone II Shares, as the case may be.

11.      BROKERS.
         --------

         (a) The Investor represents and warrants to the Company that it has not engaged or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker, finder, investment banker or in any other like capacity in connection with the transactions contemplated by this Agreement nor has it consented to or acquiesced in anyone so acting, and it knows of no claim by any person for compensation from it for so acting or of any basis for such a claim.

12.      SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS.
         ------------------------------------------------------

         All representations, warranties and agreements of the Company or of the Investor contained in this Agreement or in any certificate, document, schedule or instrument delivered pursuant hereto shall survive each Closing or exercise of options hereunder and the delivery of any and all documents and instruments hereunder, regardless of any investigation made by or on behalf of the Investor or the Company, respectively.

13.      NOTICES.
         --------

         Any notices or other communications required or permitted hereunder shall be in writing and personally delivered or sent by telecopier or by registered or certified mail, return receipt requested, postage prepaid, addressed or telecopied as follows or to such other address or telecopier number of which notice has been given pursuant hereto:

If to the Company:                      Bioenvision, Inc.
                                        One Rockefeller Plaza
                                        Suite 1600
                                        New York, New York 10020
                                        Attn.:
                                              --------------------------

With a copy to:                         Greenberg Traurig, LLP
                                        Met Life Building
                                        200 Park Avenue
                                        New York, New York 10166
                                        Attn.: Andrew J. Cosentino, Esq.

If to the Investor:                     Bioaccelerate Inc.

                                        --------------------------------

                                        --------------------------------
                                        Attn.:
                                              --------------------------

14.      ENTIRE AGREEMENT; AMENDMENT ETC.
         --------------------------------

         This Agreement and the Exhibits hereto represents the entire understanding and agreement among the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing authorized as aforesaid and signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

15.      SUCCESSORS.
         -----------

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

16.      SECTION HEADINGS; COUNTERPARTS.
         -------------------------------

         The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.      APPLICABLE LAW.
         ---------------

         This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware, United States of America, without reference to or application of principles of conflicts of laws.

18.      SEVERABILITY.
         -------------

         If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

19.      NO WAIVER.
         ----------

         The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

20.      COUNTERPARTS.
         -------------

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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                                      -13-

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        The Company:
                                        ------------

                                        BIOENVISION, INC.

                                        By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:


                                        The Investor:
                                        -------------

                                        BIOACCELERATE INC.

                                        By: /s/
                                           -------------------------------------
                                           Name:
                                           Title:


                                      -14-